Booz | Allen | Hamilton®

BOOZ ALLEN HAMILTON ANNOUNCES FIRST QUARTER FISCAL 2021 RESULTS

- **+ Company Delivers Strong First Quarter Revenue, Margins, Earnings and Backlog, Demonstrating Business Resiliency During COVID-19 Outbreak**
- **+ Quarterly Revenue Increase of 7.2 percent over the Prior Year Period to $2.0 billion, and Revenue, Excluding Billable Expenses[1] Growth of 10.5 percent**
- **+ Annual Diluted Earnings Per Share of $0.92 and Adjusted Diluted Earnings Per Share[1] of $0.93**
- **+ 15.9 percent Annual Increase in Total Backlog to $23.0 billion; Book-to-Bill of 2.2x, Record First Quarter Performance Since IPO**
- **+ Quarterly Dividend of $0.31 per Share**

"Our firm has reported another excellent start to the fiscal year, while managing through the complexity of the COVID-19 pandemic. We remain focused on maximizing the health and safety of our people and clients while delivering high-quality work across all markets. Demand for our services and solutions remains strong, and we are proud to partner with the government as it scales advanced technologies into critical missions."

— HORACIO ROZANSKI
President and Chief Executive Officer

McLean, Virginia; July 31, 2020 - Booz Allen Hamilton Holding Corporation (NYSE: BAH), the parent company of management and technology consulting and engineering services firm Booz Allen Hamilton Inc., today announced preliminary results for the first quarter of fiscal 2021.

The Company delivered an excellent first quarter during the COVID-19 pandemic while operating under majority telework, achieving solid growth in Revenue and Revenue, Excluding Billable Expenses[1], strong margin performance, improved earnings and backlog growth. Book-to-bill of 2.2x was a record high for the first quarter since the Company's IPO. Additionally, client delivery remained high due to enhanced staff productivity, and effective virtual recruiting drove headcount growth.

The Company reported first quarter revenue growth of 7.2 percent and a 10.5 percent quarterly increase in Revenue, Excluding Billable Expenses[1]. Net Income increased by 10.2 percent to $129.3 million and Adjusted Net Income increased by 10.3 percent to $129.9 million. Strong top-line growth contributed to a 7.0 percent quarterly increase in Adjusted EBITDA[1] to $213.0 million. Quarterly Adjusted EBITDA Margin on Revenue[1] was 10.9 percent. Diluted Earnings per Share was $0.92, up $0.09 or 10.8 percent, while Adjusted Diluted EPS[1] was $0.93, up $0.10 or 12.0 percent.

Total backlog increased by 15.9 percent over the end of the prior year to $23.0 billion. As of June 30, 2020, total headcount increased by 208 positions since the end of the prior quarter, and was 997 higher than at the end of the prior year period, an increase of 3.8 percent.

FINANCIAL SUMMARY

First Quarter ended June 30, 2020 - A summary of Booz Allen's results for the first quarter of fiscal 2021 is below. All comparisons are to the prior year period. A description of key drivers can be found in the Company's Earnings Call Presentation for the first quarter posted on *investors.boozallen.com.*

FIRST QUARTER FY21

(changes are compared to prior year period)

REVENUE:	
$1.96B	+7.2%
EX. BILLABLE EXPENSES[1]:	
$1.41B	+10.5%
OPERATING INCOME:	
$191.9M	+7.2%
ADJ. OPERATING INCOME[1]:	
$192.2M	+7.4%
NET INCOME:	
$129.3M	+10.2%
ADJUSTED NET INCOME[1]:	
$129.9M	+10.3%
EBITDA:	
$212.6M	+6.8%
ADJUSTED EBITDA[1]:	
$213.0M	+7.0%
DILUTED EPS:	
$0.92	up from $0.83
ADJUSTED DILUTED EPS[1]:	
$0.93	up from $0.83

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Net cash provided by operating activities for the first quarter fiscal 2021 was $140.4 million as compared to $51.0 million in the prior year period. Free cash flow[1] for the first quarter was $120.4 million compared to $23.6 million for the prior year period.

The Company declared a regular quarterly dividend of 31 cents per share, which is payable on August 28, 2020, to stockholders of record on August 14, 2020.

For fiscal 2021, the Company is reaffirming guidance issued May 26, 2020:

FINANCIAL OUTLOOK

+ ***Revenue***: Growth in the 6 to 10 percent range
+ ***Adjusted EBITDA Margin on Revenue***[1]: Approximately 10 percent
+ ***Adjusted Diluted EPS***[1]: $3.40 - $3.60
+ ***Cash from Operating Activities***: $550 million - $600 million

This Adjusted Diluted EPS[1] estimate is based on fiscal 2021 estimated average diluted shares outstanding in the range of 136 million to 140 million shares, and assumes an effective tax rate in the range of 20 percent to 23 percent.

3-YEAR INVESTMENT THESIS

The Company in May 2020 updated its goals for financial performance through Fiscal 2021 related to ADEPS[1] growth and Adjusted EBITDA Margin. For the three-year period from Fiscal Year 2018 through Fiscal Year 2021, the Investment Thesis is as follows:



Unique Market Position	=	Strong Financial Returns From FY 18 through FY 21	+	Option Value
*Investments in innovation, talent, and capabilities position us to help clients adopt current and new technologies		70% to 80% ADEPS Growth + ~2% Dividend Yield		Continued investment in new business lines and solutions that will drive future growth
*First mover advantage enhanced by our ability to combine mission knowledge, consulting heritage and technical depth creating value for critical missions and top priorities		Supported by: 6 - 10% Annual Revenue Growth ~10% Adj. EBITDA Margin ~$1.4B in Capital Deployment		

CONFERENCE CALL INFORMATION

Booz Allen Hamilton will host a conference call at 8 a.m. EDT on Friday, July 31, 2020, to discuss the financial results for its first quarter fiscal 2021 (ended June 30, 2020). Analysts and institutional investors may participate on the call by dialing (877) 375-9141; International: (253) 237-1151, using the passcode 9943979. The conference call will be webcast simultaneously to the public through a link on the investor relations section of the Booz Allen Hamilton web site at investors.boozallen.com. A replay of the conference call will be available online at investors.boozallen.com beginning at 11 a.m. EDT on July 31, 2020, and continuing for 30 days.

1 Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted Net Income, Adjusted EBITDA, Adjusted Diluted EPS, Adjusted EBITDA Margin on Revenue and Free Cash Flow are non-GAAP financial measures. See "Non-GAAP Financial Information" below for additional detail.

ABOUT BOOZ ALLEN HAMILTON

For more than 100 years, military government and business leaders have turned to Booz Allen Hamilton to solve their most complex problems. As a consulting firm with experts in analytics, digital, engineering and cyber, we help organizations transform. We are a key partner on some of the most innovative programs for governments worldwide and trusted by its most sensitive agencies. We work shoulder to shoulder with clients, using a mission-first approach to choose the right strategy and technology to help them realize their vision.

With global headquarters in McLean, Virginia, our firm employs about 27,400 people globally, and had revenue of $7.5 billion for the 12 months ended March 31, 2020. To learn more, visit www.boozallen.com. (NYSE: BAH)

CONTACT:

Media Relations- James Fisher: 703-337-7595

Investor Relations: 703-337-5332

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NON-GAAP FINANCIAL INFORMATION

"Revenue, Excluding Billable Expenses" represents revenue less billable expenses. Booz Allen uses Revenue, Excluding Billable Expenses because it provides management useful information about the Company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of its consulting staff headcount and its overall direct labor, which management believes provides useful information to its investors about its core operations.

"Adjusted Operating Income" represents operating income before: transaction costs, fees, losses, and expenses, including fees associated with debt prepayments and supplemental employee benefits due to the COVID-19 outbreak. Booz Allen prepares Adjusted Operating Income to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature.

"Adjusted EBITDA" represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including transaction costs, fees, losses, and expenses, including fees associated with debt prepayments and supplemental employee benefits due to the COVID-19 outbreak. "Adjusted EBITDA Margin on Revenue" is calculated as Adjusted EBITDA divided by revenue. "Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses" is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. Booz Allen prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature.

"Adjusted Net Income" represents net income before: (i) supplemental employee benefits due to the COVID-19 outbreak, (ii) release of income tax reserves, and (iii) amortization or write-off of debt issuance costs and write-off of original issue discount, in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. Booz Allen prepares Adjusted Net Income to eliminate the impact of items, net of tax, it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non recurring nature or because they result from an event of a similar nature.

"Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method of calculating EPS as required in accordance with accounting principles generally accepted in the United States, or GAAP.

"Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property, equipment and software.

Booz Allen utilizes and discusses in this release Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS because management uses these measures for business planning purposes, including managing its business against internal projected results of operations and measuring its performance. Management views Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS as measures of the core operating business, which exclude the impact of the items detailed in the supplemental exhibits, as these items are generally not operational in nature.

These supplemental performance measures also provide another basis for comparing period to period results by excluding potential differences caused by non-operational and unusual or non-recurring items.

Management also utilizes Revenue, Excluding Billable Expenses because it provides management useful information about the Company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of its consulting staff headcount and its overall direct labor, which management believes provides useful information to its investors about its core operations. Booz Allen also utilizes and discusses Free Cash Flow in this release because management uses this measure for business planning purposes, measuring the cash generating ability of the operating business and measuring liquidity generally. Booz Allen presents these supplemental measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen's performance, long term earnings potential, or liquidity, as applicable, and to enable them to assess Booz Allen's performance on the same basis as management. These supplemental performance

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measurements may vary from and may not be comparable measures. Consequently, any attempt to disclose such to similarly titled measures by other companies in Booz reconciliation would imply a degree of precision that could Allen’s industry. Revenue, Excluding Billable Expenses, be confusing or misleading to investors. Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on FORWARD LOOKING STATEMENTS Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow are Certain statements contained in this press release and in not recognized measurements under GAAP and when related comments by our management include “forward- analyzing Booz Allen’s performance or liquidity, as looking statements” within the meaning of the Private applicable, investors should (i) evaluate each adjustment Securities Litigation Reform Act of 1995. Examples of in our reconciliation of revenue to Revenue, Excluding forward-looking statements include information concerning Billable Expenses, operating income to Adjusted Operating Booz Allen’s preliminary financial results, financial outlook Income, net income to Adjusted EBITDA, Adjusted EBITDA and guidance, including forecasted revenue, Diluted EPS, Margin on Revenue, Adjusted EBITDA Margin on Revenue, and Adjusted Diluted EPS, future quarterly dividends, and Excluding Billable Expenses, Adjusted Net Income, and future improvements in operating margins, as well as any Adjusted Diluted Earnings per Share, and net cash other statement that does not directly relate to any provided by operating activities to Free Cash Flow, historical or current fact. In some cases, you can identify (ii) use Revenue, Excluding Billable Expenses, Adjusted forward-looking statements by terminology such as “may,” Operating Income, Adjusted EBITDA, Adjusted EBITDA “will,” “could,” “should,” “forecasts,” “expects,” “intends,” Margin on Revenue, Adjusted EBITDA Margin on Revenue, “plans,” “anticipates,” “projects,” “outlook,” “believes,” Excluding Billable Expenses, Adjusted Net Income, and “estimates,” “predicts,” “potential,” “continue,” Adjusted Diluted EPS in addition to, and not as an “preliminary,” or the negative of these terms or other alternative to revenue, operating income, net income comparable terminology. Although we believe that the or diluted EPS as measures of operating results, each expectations reflected in the forward-looking statements as defined under GAAP, and (iii) use Free Cash Flow, in are reasonable, we can give you no assurance these addition to, and not as an alternative to, net cash expectations will prove to have been correct. provided by operating activities as a measure of liquidity, each as defined under GAAP. Exhibit 4 includes a These forward-looking statements relate to future events reconciliation of Revenue, Excluding Billable Expenses, or our future financial performance and involve known Adjusted Operating Income, Adjusted EBITDA, Adjusted and unknown risks, uncertainties and other factors that may EBITDA Margin on Revenue, Adjusted EBITDA Margin on cause our actual results, levels of activity, performance or Revenue, Excluding Billable Expenses, Adjusted Net achievements to differ materially from any future results, Income, Adjusted Diluted EPS, and Free Cash Flow to the levels of activity, performance or achievements expressed or most directly comparable financial measure calculated implied by these forward-looking statements. These risks and presented in accordance with GAAP. and other factors include: With respect to our expectations under “Financial • any issue that compromises our relationships with the Outlook” above, a reconciliation of Adjusted Diluted EPS U.S. government or damages our professional guidance to the closest corresponding GAAP measure is reputation, including negative publicity concerning not available without unreasonable efforts on a forward- government contractors in general or us in particular; looking basis due to our inability to predict our stock • changes in U.S. government spending, including a price, equity grants and dividend declarations during the continuation of efforts by the U.S.government to course of fiscal 2021. Projecting future stock price, equity decrease spending for management support service grants and dividends to be declared would be necessary contracts, and mission priorities that shift expenditures to accurately calculate the difference between Adjusted away from agencies or programs that we support; Diluted EPS and GAAP EPS as a result of the effects of the • efforts by Congress and other U.S. government bodies two-class method and related possible dilution used in the to reduce U.S. government spending and address calculation of EPS. Consequently, any attempt to disclose budgetary constraints, and the U.S. deficit, as well as such reconciliation would imply a degree of precision that associated uncertainty around the timing, extent, could be confusing or misleading to investors. We expect nature, and effect of such efforts; the variability of the above charges to have an • delayed funding of our contracts due to uncertainty unpredictable, and potentially significant, impact on our relating to funding of the U.S. government and a future GAAP financial results. possible failure of Congressional efforts to approve such funding and to craft a long-term agreement on the U.S. In addition, management may discuss its expectation for government’s ability to incur indebtedness in excess of EBITDA margin for fiscal 2021 from time to time. A its current limits, or changes in the pattern or timing of reconciliation of EBITDA margin guidance to the closest government funding and spending; corresponding GAAP measure is not available without • U.S. government shutdowns as a result of the failure by unreasonable efforts on a forward-looking basis due to elected officials to fund the government; our inability to predict specific quantifications of the amounts that would be required to reconcile such 4

- failure to comply with numerous laws and regulations, including, but not limited to, the Federal Acquisition Regulation ("FAR"), the False Claims Act, the Defense Federal Acquisition Regulation Supplement and FAR Cost Accounting Standardsand Cost Principles;
- the effects of the COVID-19 outbreak, and other pandemics or widespread health epidemics, including disruptions to our workforce and the impact on government spending and demand for our solutions;
- our ability to compete effectively in the competitive bidding process and delays or losses of contract awards caused by competitors' protests of major contract awards received by us;
- variable purchasing patterns under U.S. government GSA schedules, blanket purchase agreements and indefinite deliver, indefinite quantity, or IDIQ contracts;
- the loss of General Services Administration Multiple Award schedule contracts, or GSA schedules, or our position as prime contractor on government-wide acquisition contract vehicles, or GWACs;
- changes in the mix of our contracts and our ability to accurately estimate or otherwise recover expenses, time, and resources for our contracts;
- changes in estimates used in recognizing revenue;
- our ability to realize the full value of and replenish our backlog and generate revenue under certain of our contracts and the timing of our receipt of revenue under contracts included in backlog;
- internal system or service failures and security breaches, including, but not limited to, those resulting from external or internal cyber attacks on our network and internal systems;
- risks related to the potential implementation and operation of new financial management systems;
- an inability to attract, train, or retain employees with the requisite skills and experience;
- an inability to timely hire, assimilate and effectively utilize our employees, ensure that employees obtain and maintain necessary security clearances and/or effectively manage our cost structure;
- the loss of members of senior management or failure to develop new leaders;
- misconduct or other improper activities from our employees or subcontractors, including the improper use or release of our clients' sensitive or classified information;
- increased competition from other companies in our industry;
- failure to maintain strong relationships with other contractors or the failure of contractors with which we have entered into a sub- or prime- contractor relationship to meet their obligations to us or our clients;
- inherent uncertainties and potential adverse developments in legal or regulatory proceedings,including litigation, audits, reviews, and investigations, which may result in materially adverse judgments, settlements, withheld payments, penalties, or other unfavorable outcomes including debarment, as well as disputes over the availability of insurance or indemnification;
- failure to comply with special U.S. government laws and regulations relating to our international operations;
- risks associated with increased competition, new relationships, clients, capabilities, and service offerings in our U.S. and international businesses;
- risks related to changes to our operating structure, capabilities, or strategy intended to address client need, grow our business or respond to market developments;
- the adoption by the U.S. government of new laws, rules, and regulations, such as those relating to organizational conflicts of interest issues or limits;
- risks related to completed and future acquisitions, including our ability to realize the expected benefits from such acquisitions;
- the incurrence of additional tax liabilities, including as a result of changes in tax laws or management judgments involving complex tax matters;
- risks inherent in the government contracting environment;
- continued efforts to change how the U.S. government reimburses compensation related costs and other expenses or otherwise limit such reimbursements and an increased risk of compensation being deemed unreasonable and unallowable or payments being withheld as a result of U.S. government audit, review, or investigation;
- increased insourcing by various U.S. government agencies due to changes in the definition of "inherently governmental" work, including proposals to limit contractor access to sensitive or classified information and work assignments;
- the size of our addressable markets and the amount of U.S. government spending on private contractors;
- risks related to our indebtedness and credit facilities which contain financial and operating covenants; and
- the impact of changes in accounting rules and regulations, or interpretations thereof, that may affect the way we recognize and report our financial results, including changes in accounting rules governing recognition of revenue.

Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K, filed with the SEC on May 26, 2020. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements.
All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

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Exhibit 1 Booz Allen Hamilton Holding Corporation Condensed Consolidated Statements of Operations   Three Months Ended June 30, (Amounts in thousands, except per share data) 2020 2019 (Unaudited) Revenue $ 1,956,453 $ 1,825,176 Operating costs and expenses: Cost of revenue 948,902 840,654 Billable expenses 549,077 551,175 General and administrative expenses 245,855 234,280 Depreciation and amortization 20,732 20,021 Total operating costs and expenses 1,764,566 1,646,130 Operating income 191,887 179,046 Interest expense (20,235) (25,187) Other (expense) income, net (836) 1,971 Income before income taxes 170,816 155,830 Income tax expense 41,487 38,444 Net income $ 129,329 $ 117,386 Earnings per common share: Basic $ 0.93 $ 0.83 Diluted $ 0.92 $ 0.83 6 6

Exhibit 2 Booz Allen Hamilton Holding Corporation Condensed Consolidated Balance Sheets   June 30, March 31, (Amounts in thousands, except share and per share data) 2020 2020 (Unaudited) Assets Current assets: Cash and cash equivalents $ 620,612 $ 741,901 Accounts receivable, net of allowance 1,521,545 1,459,471 Prepaid expenses and other current assets 101,383 126,816 Total current assets 2,243,540 2,328,188 Property and equipment, net of accumulated depreciation 205,096 208,077 Operating lease right-of-use assets 230,630 240,122 Intangible assets, net of accumulated amortization 303,469 300,987 Goodwill 1,581,160 1,581,160 Other long-term assets 140,094 135,432 Total assets 4,703,989 4,793,966 Liabilities and stockholders' equity Current liabilities: Current portion of long-term debt $ 77,865 $ 177,865 Accounts payable and other accrued expenses 748,875 698,011 Accrued compensation and benefits 301,405 348,775 Operating lease liabilities 50,339 49,021 Other current liabilities 60,295 54,006 Total current liabilities 1,238,779 1,327,678 Long-term debt, net of current portion 1,989,328 2,007,979 Operating lease liabilities, net of current portion 259,706 270,266 Other long-term liabilities 333,709 331,687 Total liabilities 3,821,522 3,937,610 Stockholders’ equity: Common stock, Class A — $0.01 par value — authorized, 600,000,000 shares; issued, 161,856,727 shares at June 30, 2020 and 161,333,973 shares at March 31, 2020; outstanding, 138,196,736 shares at June 30, 2020 and 138,719,921 shares at March 31, 2020 1,618 1,613 Treasury stock, at cost — 23,659,991 at June 30, 2020 and 22,614,052 shares at March 31, 2020 (973,601) (898,095) Additional paid-in capital 486,739 468,027 Retained earnings 1,415,129 1,330,812 Accumulated other comprehensive loss (47,418) (46,001) Total stockholders’ equity 882,467 856,356 Total liabilities and stockholders’ equity $ 4,703,989 $ 4,793,966 7 7

Exhibit 3 Booz Allen Hamilton Holding Corporation Condensed Consolidated Statements of Cash Flows   Three Months Ended June 30, (Amounts in thousands) 2020 2019 (Unaudited) Cash flows from operating activities Net income $ 129,329 $ 117,386 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 20,732 20,021 Noncash lease expense 13,242 13,970 Stock-based compensation expense 10,833 6,444 Amortization of debt issuance costs 1,070 1,219 Losses on dispositions 3 23 Changes in assets and liabilities: Accounts receivable, net of allowance (62,570) (77,352) Deferred income taxes and income taxes receivable / payable 35,027 42,342 Prepaid expenses and other current assets (11,877) (15,540) Other long-term assets 1,496 623 Accrued compensation and benefits (36,294) (70,845) Accounts payable and other accrued expenses 50,864 24,757 Other current liabilities (1,700) 1,047 Operating lease liabilities (12,992) (15,232) Other long-term liabilities 3,255 2,120 Net cash provided by operating activities 140,418 50,983 Cash flows from investing activities Purchases of property, equipment, and software (20,058) (27,336) Net cash used in investing activities (20,058) (27,336) Cash flows from financing activities Proceeds from issuance of common stock 4,423 3,378 Stock option exercises 3,125 2,155 Repurchases of common stock (85,899) (12,178) Cash dividends paid (43,832) (32,412) Repayment of debt (119,466) (19,480) Proceeds from debt issuance — 400,000 Net cash (used in) provided by financing activities (241,649) 341,463 Net (decrease) increase in cash and cash equivalents (121,289) 365,110 Cash and cash equivalents — beginning of period 741,901 283,990 Cash and cash equivalents — end of period $ 620,612 $ 649,100 Supplemental disclosures of cash flow information Net cash paid (refunded) during the period for: Interest $ 19,032 $ 26,726 Income taxes $ 3,123 $ (4,238) Supplemental disclosures of non-cash investing and financing activities Share repurchases transacted but not settled and paid $ 344 $ 2,423 Noncash financing activities $ 178 $ 2,682 8 8

Exhibit 4 - Booz Allen Hamilton Holding Corporation Non-GAAP Financial Information   Three Months Ended June 30, (In thousands, except share and per share data) 2020 2019 (Unaudited) Revenue, Excluding Billable Expenses Revenue $ 1,956,453 $ 1,825,176 Billable expenses 549,077 551,175 Revenue, Excluding Billable Expenses $ 1,407,376 $ 1,274,001 Adjusted Operating Income Operating Income $ 191,887 $ 179,046 COVID-19 supplemental employee benefits (a) 342 — Adjusted Operating Income $ 192,229 $ 179,046 EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses Net income $ 129,329 $ 117,386 Income tax expense 41,487 38,444 Interest and other, net (b) 21,071 23,216 Depreciation and amortization 20,732 20,021 EBITDA 212,619 199,067 COVID-19 supplemental employee benefits (a) 342 — Adjusted EBITDA $ 212,961 $ 199,067 Adjusted EBITDA Margin on Revenue 10.9% 10.9% Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses 15.1% 15.6% Adjusted Net Income Net income $ 129,329 $ 117,386 COVID-19 supplemental employee benefits (a) 342 — Release of income tax reserves (c) (29) — Amortization or write-off of debt issuance costs and write-off of original issue discount 454 457 Adjustments for tax effect (d) (199) (119) Adjusted Net Income $ 129,897 $ 117,724 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 139,172,454 141,129,301 Adjusted Net Income Per Diluted Share (e) $ 0.93 $ 0.83 Free Cash Flow Net cash provided by operating activities $ 140,418 $ 50,983 Less: Purchases of property, equipment and software (20,058) (27,336) Free Cash Flow $ 120,360 $ 23,647 (a) Represents the supplemental contribution to employees' dependent care FSA accounts in response to the COVID-19 outbreak. (b) Reflects the combination of Interest expense and Other (expense) income, net from the condensed consolidated statement of operations. (c) Release of pre-acquisition income tax reserves assumed by the Company in connection with the Carlyle Acquisition. (d) Reflects the tax effect of adjustments at an assumed effective tax rate of 26%, which approximates the blended federal and state tax rates, and consistently excludes the impact of other tax credits and incentive benefits realized. (e) Excludes adjustments of approximately $0.6 million of net earnings for both the three months ended June 30, 2020 and 2019, associated with the application of the two-class method for computing diluted earnings per share. 9 9

Exhibit 5 Booz Allen Hamilton Holding Corporation Operating Data   As of June 30, (Amounts in millions) 2020 2019 Backlog Funded $ 3,437 $ 3,195 Unfunded 4,734 4,351 Priced Options 14,846 12,309 Total Backlog $ 23,017 $ 19,855 Three Months Ended June 30, 2020 2019 Book-to-Bill * 2.17 1.29 * Book-to-bill is calculated as the change in total backlog during the relevant fiscal period plus the relevant fiscal period revenue, all divided by the relevant fiscal period revenue. As of June 30, 2020 2019 Headcount Total Headcount 27,381 26,384 Consulting Staff Headcount 24,469 23,603 Three Months Ended June 30, 2020 2019 Percentage of Total Revenue by Contract Type Cost-Reimbursable 56% 56% Time-and-Materials 26% 23% Fixed-Price 18% 21% 101 0